SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Alternative Asset Allocation Fund

The following information replaces similar disclosure contained in the ”PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus.

Main Investments. The fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), certain other securities and derivative instruments (the use of derivatives by the fund and the underlying funds in which the fund invests is described below in Global Tactical Asset Allocation Strategy and Derivatives). The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The fund may also invest in securities of unaffiliated ETFs or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund (DWS funds, unaffiliated ETFs and hedge funds are collectively referred to as ”underlying funds”). The fund’s allocations among the underlying funds may vary over time.

The following information replaces similar disclosure contained in the “MAIN RISKS” section of the fund’s summary prospectus.

Subsidiary risk. Certain underlying funds may invest in a wholly–owned subsidiary of the underlying fund (the Subsidiary) that is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law, could adversely affect the underlying fund and the fund. By investing in the Subsidiary, the underlying funds and the fund are exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities–related investments.

Please Retain This Supplement for Future Reference

January 31, 2013 PROSTKR-200